UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2017

Plug Power Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-34392	22-3672377
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

968 Albany Shaker Road, Latham, New York	12110
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (518) 782-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry Into a Material Definitive Agreement.

On July 21, 2017, Plug Power Inc., a Delaware corporation (the “Company”) entered into an Amended and Restated Loan and Security Agreement (the “Amended Loan Agreement”) with NY Green Bank, a Division of the New York State Energy Research & Development Authority (“Lender”), which amends and restates the Loan and Security Agreement it entered into on December 23, 2016 with Lender (the “Original Loan Agreement”). The Amended Loan Agreement, among other things, provides for an additional $20 million term loan to be added to the existing $25 million term loan under the Original Loan Agreement and amends the interest rate, prepayment penalty, and product deployment and employment targets.  The maturity of the Amended Loan Agreement will remain at December 2019.

The foregoing summary is qualified in its entirety by reference to the Amended Loan Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See the disclosure set forth in Item 1.01, “Entry into a Material Definitive Agreement,” of this Current Report on Form 8-K, which disclosure is incorporated into this Item 2.03 by reference.

Item 8.01.  Other Events.

On July 26, 2017, the Company issued a press release with respect to the Amended Loan Agreement, which press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Title

10.1	Amended and Restated Loan and Security Agreement, dated as of July 21, 2017, by and between Plug Power Inc. and NY Green Bank
99.1	Plug Power Inc. Press Release dated July 26, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Plug Power Inc.

Date: July 26, 2017	By:	/s/ Paul Middleton
		Name:	Paul Middleton
		Title:	Chief Financial Officer

Exhibit Index

Exhibit Number	Title

10.1	Amended and Restated Loan and Security Agreement, dated as of July 21, 2017, by and between Plug Power Inc. and NY Green Bank
99.1	Plug Power Inc. Press Release dated July 26, 2017